UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): November 3, 2021

READY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Merger Agreement

On November 3, 2021, Ready Capital Corporation (“Ready Capital”), Sutherland Partners, L.P. (the “Operating Partnership”), RC Mosaic Sub, LLC (“Merger Sub” and together with Ready Capital and the Operating Partnership, the “Parent Parties”), Mosaic Real Estate Credit, LLC (“MREC”), Mosaic Real Estate Credit TE, LLC (“MREC TE”), MREC International Incentive Split, LP (“MREC IIS,” and together with MREC and MREC TE, each a “Mosaic Merger Entity” and, collectively, the “Mosaic Merger Entities”), Mosaic Real Estate Credit Offshore, LP (“MREC Offshore,” and together with MREC and MREC TE, each a “Mosaic Fund” and collectively, the “Mosaic Funds”), MREC Corp Sub 1 (VO), LLC (“MREC Corp Sub 1”), MREC Corp Sub 2 (LA Office), LLC (“MREC Corp Sub 2”), MREC Corp Sub 3 (Superblock), LLC (“MREC Corp Sub 3” and with MREC Offshore, MREC Corp Sub 1 and MREC Corp Sub 2, each individually a “Mosaic Offshore Entity” and collectively, the “Mosaic Offshore Entities”), Mosaic Special Member, LLC (the “Mosaic Special Member”), Mosaic Secured Holdings, LLC (“Mosaic Secured Holdings”), MREC Management, LLC (the “Mosaic Manager” and with the Mosaic Merger Entities, the Mosaic Offshore Entities, the Mosaic Special Member and Mosaic Secured Holdings, each individually a “Mosaic Party” and, collectively, the “Mosaic Parties”) entered into a Merger Agreement (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, (i) MREC will be merged with and into Merger Sub, with Merger Sub remaining as a wholly owned subsidiary of the Operating Partnership (such surviving company, the “Surviving Company” and such transaction, the “MREC Merger”), (ii) MREC TE will be merged with and into Merger Sub, with Merger Sub remaining as the Surviving Company (such transaction, the “MREC TE Merger”), and (iii) MREC IIS, an intermediate holding company through which investors in MREC Offshore invest in the Mosaic Funds platform, will be merged with and into Merger Sub, with Merger Sub remaining as the Surviving Company (such transaction, the “MREC IIS Merger,” and with the MREC Merger and the MREC TE Merger, collectively, the “Mergers”).

Under the terms of the Merger Agreement, at the effective time of the Mergers (the “Effective Time”), the outstanding membership interests in each of the Mosaic Merger Entities will be automatically cancelled and retired and converted into the right to receive (i) shares of the Class B common stock, par value $0.0001, of Ready Capital (“Ready Capital Class B Stock”), (ii) contingent equity rights (“CERs”) granted by Ready Capital pursuant to a Contingent Equity Rights Agreement by and among Ready Capital, the Operating Partnership and a “Rights Agent” to be designated prior to closing (the “CER Agreement”), and (iii) cash consideration in lieu of any fractional shares of Ready Capital Class B Stock (based upon the average of the volume weighted average prices of one share of common stock, par value $0.0001, of Ready Capital (“Ready Capital Common Stock”) for the five consecutive trading days immediately prior to the closing date) (together, the “Merger Consideration”).

The terms of the Ready Capital Class B Stock will be designated by articles supplementary to be filed by Ready Capital on the closing date. The Ready Capital Class B Stock will rank equally with, and will have identical preferences and rights, including with respect to voting and distributions, as the Ready Capital Common Stock, except that the newly issued Ready Capital Class B Common Stock will not be listed on the New York Stock Exchange. The shares of Ready Capital Class B Common Stock will automatically convert (on a share-for-share basis) into shares of the existing class of Ready Capital Common Stock listed on the New York Stock Exchange on the first business day following the 365th day following the closing.

The aggregate number of shares of Ready Capital Class B Stock to be issued in the Mergers (the “Merger Consideration Amount”) will equal the quotient of: (x) the sum of (i) as of September 30, 2021 (or such other date as the parties may agree, the “Determination Date”), the aggregate combined consolidated members’ equity of MREC, MREC TE and MREC Offshore (as adjusted to deduct all Mosaic Transaction Expenses (as defined below) that have not been previously paid or accrued and the book value of any assets of a Mosaic Offshore Entity that are not held in MREC IIS, and to give pro forma effect to any distributions by any Mosaic Merger Entities declared or anticipated to be declared for which the record date is or will be prior to the Effective Time) (the “Mosaic Adjusted Book Value”), minus (ii) the agreed $98,000,000 valuation discount(the “Discount Amount”), and plus or minus (as applicable) (iii) the amount (if any) by which the updated estimate of Mosaic Transaction Expenses delivered not less than five Business Days prior to the anticipated closing date either exceeds or is less than the amount of Mosaic Transaction Expenses included in the computation of the Mosaic Adjusted Book Value; divided by (y) as of the Determination Date, (i) Ready Capital’s total consolidated common equity (as adjusted to deduct the total liquidation preference of Ready Capital’s outstanding preferred stock and goodwill and to give pro forma effect to any dividends declared or anticipated to be declared by Ready Capital for which the record date is or will be prior to the Effective Time), divided by (ii) the number of shares of Ready Capital Common Stock issued and outstanding, plus any shares of Ready Capital Common Stock issuable upon the vesting of any Ready Capital restricted stock.

The Merger Agreement defines “Mosaic Transaction Expenses” as (i) all fees, expenses, costs and other payments, including for services rendered by financial, legal or accounting advisers, incurred or payable by any of the various entities in which the Mosaic Merger Entities directly and indirectly owned equity interests, as detailed in the Merger Agreement (each such entity, a “Subject Company,” and collectively, the “Subject Companies”) (for its own account or for the account of any Mosaic Party or any of their affiliates) in connection with the Merger Agreement or the agreements to be entered into in connection therewith or the consummation of the transactions contemplated thereby, (ii) all severance, retention, “change of control,” “success” or other similar bonus payments payable or reimbursable by any Subject Company and triggered by the transactions contemplated by the Merger Agreement or any of the agreements to be entered into in connection therewith (including the employer portion of any payroll taxes), (iii) all costs and expenses expected to be incurred by or on behalf of the Surviving Company or any Subject Company following the consummation of the transactions contemplated by the Merger Agreement in respect of the existence or operation of the Subject Companies prior to the Effective Time, (iv) amounts paid in cash to the Mosaic Manager and the Mosaic Special Member pursuant to the Exchange Agreement (as described below), and (v) 30% of the dollar value of the operating partnership units (“OP Units”) to be issued by the Operating Partnership to the Mosaic Manager pursuant to the Exchange Agreement.

The Merger Consideration to be issued under the Merger Agreement includes CERs that will be issued pursuant to the CER Agreement, to be entered into in connection with the closing of the Mergers. The CER Agreement will provide that if, as of the three-year anniversary of the CER Agreement (the “Revaluation Date”), the (i) sum of the updated fair value of the acquired Mosaic assets, less all advances made by the Parent Parties on such assets, plus all principal payments, return of capital and liquidation proceeds received by Parent Parties on such assets (all as calculated per the CER Agreement) exceeds (ii) the initial discounted fair value of the acquired Mosaic assets (taking into account the Discount Amount) (the amount of any such excess, the “Valuation Excess”), then Parent will issue to the CER holders, with respect to each CER, a number of shares of Ready Capital Common Stock equal to: (x) 90% of the lesser of the Valuation Excess and the Discount Amount, divided by the number of initially issued CERs (assuming consummation of all three Mergers), divided by (y) the greater of (i) the average of the volume weighted average prices (or, if the Ready Capital Common Stock is not then listed, the average last quoted bid price in the over the counter market) of one share of Ready Capital Common Stock over the ten trading days preceding the date the shares are to be issued and (ii) the most recently reported book value per share of Ready Capital Common Stock (the “Parent Share Value”), with cash being paid in lieu of any fractional shares of Ready Capital Common Stock otherwise due to such holder, based upon the Parent Share Value.

CERs will not represent any equity or ownership interest in Parent or the Operating Partnership or any of their respective affiliates, and holders of CERs will not have any voting, dividend or distribution rights. CERs will not be transferrable by holders except as required by law or in connection with the liquidation of a holder. However, when the shares of Ready Capital Common Stock are issued after the Revaluation Date in settlement of the CERs, each CER holder will be entitled to receive a number of additional shares of Ready Capital Common Stock equal to (i) the amount of any dividends or other distributions paid with respect to the number of whole shares of Ready Capital Common Stock received by such holder in respect of such holder’s CERs and having a record date on or after the closing date and a payment date prior to the issuance date of such shares, divided by (ii) the Parent Share Value.

The obligation of each party to consummate the Mergers is subject to a number of conditions, including, among others, (a) the approval of the issuance of shares of Ready Capital Common Stock upon conversion of shares of Ready Capital Class B Stock issued as components of the Merger Consideration and the potential issuance of Ready Capital Common Stock pursuant to the CERs or upon redemption of OP Units issued pursuant to the Exchange Agreement (the “Ready Capital Stockholder Approval”), (b) the approval of the transactions contemplated by the Merger Agreement by the requisite consent of the members and other investors of each of the Mosaic Funds (the “Mosaic Investor Consents”), (c) the registration and approval for listing of the shares of Ready Capital Common Stock issuable upon conversion of Parent Class B Stock or pursuant to the CERs issued by Parent or upon redemption of OP Units issued pursuant to the Exchange Agreement, (d) the representations and warranties of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, (e) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (f) the absence of a material adverse effect with respect to either Ready Capital or the Subject Companies, and (i) the delivery of certain documents and certificates.

The Merger Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties of the parties are subject to certain important qualifications and limitations set forth in confidential disclosure schedules delivered by Ready Capital, on the one hand, and the Mosaic Parties, on the other hand, and were made solely for purposes of the contract among the parties. The representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties are primarily intended to establish circumstances in which either of the parties may not be obligated to consummate the transactions contemplated by the Merger Agreement, rather than establishing matters as facts.

The Merger Agreement also provides that each of Ready Capital and the Mosaic Parties will, until the Effective Time, operate their respective businesses in all material respects in the ordinary course and consistent with practice and preserve substantially intact its current business organization and preserve key business relationships. Each of Ready Capital and the Mosaic Parties are subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring indebtedness.

The Merger Agreement provides for reciprocal “no-shop” provisions, which prohibit either party from, among other things, (a) initiating, soliciting or knowingly encouraging the making of a competing proposal; (b) engaging in any discussions or negotiations with any person with respect to a competing proposal; (c) furnishing any non-public information regarding such party, or access to their properties, assets or employees in connection with a competing proposal; or (d) entering into any binding or nonbinding letter of intent or agreement in principle, or other agreement providing for a competing proposal.

At any time prior to obtaining the requisite stockholder approval, under certain specified circumstances, the board of directors of Ready Capital (the “Board”) may change its recommendation to stockholders regarding the Mergers, the issuance of shares of Ready Capital Common Stock upon conversion of shares of Ready Capital Class B Stock issued as components of the Merger Consideration or the potential issuance of Ready Capital Common Stock pursuant to the CERs or upon redemption of OP Units issued as components of the Manager Consideration (as defined below), as applicable, if the Board determines in good faith after consulting with its legal and financial advisors that the failure to do so would reasonably be likely to be inconsistent with its legal duties under applicable law, provided Ready Capital complies with the procedures set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Ready Capital and the Mosaic Parties, including if the MREC Merger is not completed on or before June 30, 2022, the failure to obtain the Ready Capital Stockholder Approval or the Mosaic Investor Consent, a change of recommendation of the Board and breaches by the other party of certain covenants.

In the Merger Agreement, Ready Capital has agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the Board is increased by one member, and an individual to be designated by the Mosaic Manager and reasonably acceptable to the Board is appointed to the Board. If such individual is unable or unwilling to serve on the Board, then a substitute may be designated by the Mosaic Parties (subject to the substitute being reasonably acceptable to Ready Capital) as specified in the Merger Agreement.

Interest Exchange Agreement

On November 3, 2021, Ready Capital, the Operating Partnership, the Mosaic Manager and the Mosaic Special Member have entered into an Interest Exchange Agreement (the “Exchange Agreement”), pursuant to which the Mosaic Manager will be entitled to receive, immediately following the closing of the transactions contemplated by the Merger Agreement, in exchange for the future right of the Mosaic Manager or the Mosaic Special Member to receive future incentive compensation from the Mosaic Merger Entities, consideration in an amount equal to four percent (4.0)% of the sum of the Mosaic Adjusted Book Value (as determined pursuant to the Merger Agreement, and as adjusted prior to closing based on the updated transaction expenses of the Mosaic Parties) (the “Manager Consideration”), payable in the form of OP Units. The number of OP Units to be issued as Manager Consideration shall be the dollar amount of the Manager Consideration divided by the adjusted book value per share of Ready Capital Common Stock as of the Determination Date (as determined pursuant to the Merger Agreement). If not all of the Mergers are consummated, the Manager Consideration paid will consist of a portion of the Manager Consideration based upon the pro rata portion of the aggregate Merger Consideration allocable to the consummated Mergers.

In addition, pursuant to the Exchange Agreement, at the closing, Ready Capital will pay to the Mosaic Manager an amount in cash equal to deferred and accrued management fees payable to Mosaic Manager and Mosaic Special Member by the Mosaic Merger Entities (the “Closing Incentive Fee Amount”) and for any unreimbursed expenses required to be reimbursed by the Mosaic Merger Entities. The Closing Incentive Fee Amount and the reimbursement of expenses will be deemed “Mosaic Transaction Expenses” and taken into account in determining the Merger Consideration (as discussed above).

Upon the Effective Time, any rights of the Mosaic Manager or the Mosaic Special Member to further management fees or incentive compensation from the Mosaic Merger Entities will be canceled for no consideration other than the consideration paid pursuant to the Exchange Agreement.

In consideration of the receipt of the Manager Consideration, (i) the Mosaic Manager will cause the advisory agreements between the Mosaic Manager and each of MREC and MREC TE to be terminated on or prior to the closing date, (ii) the Mosaic Manager will cause the termination or amendment, as applicable, on or prior to the closing date, of certain other agreements between the Mosaic Manager or the Mosaic Special Member (on one hand), and any Subject Company (on the other hand), (iii) the Mosaic Manager and Mosaic Special Member will irrevocably waive all rights to receive additional compensation, including incentive compensation, from the Mosaic Funds, (iv) certain assets and obligations of the Mosaic Manager will be transferred to the Operating Partnership, and (v) certain transition services will be provided by the parties to each other. In addition, at the closing of the transactions contemplated by the Merger Agreement, Ready Capital, the Operating Partnership and the Mosaic Manager will enter into a services agreement, pursuant to which the Mosaic Manager will provide certain services to Ready Capital and the Operating Partnership in connection with the portfolio of assets acquired in the Mergers, in exchange for a $35,000 monthly fee payable in cash and potential additional fees based on the performance of the acquired portfolio during the four-year period following the closing, payable in the form of OP Units.

The foregoing descriptions of the Merger Agreement and the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the text of the Merger Agreement (including its exhibits), which is filed as Exhibit 2.1 hereto, and the text of the Exchange Agreement (including its exhibits), which is filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Merger Agreement, dated as of November 3, 2021, by and among Ready Capital Corporation, Sutherland Partners, L.P., RC Mosaic Sub, LLC, Mosaic Real Estate Credit, LLC, Mosaic Real Estate Credit TE, LLC, MREC International Incentive Split, LP, Mosaic Real Estate Credit Offshore, LP, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, MREC Corp Sub 3 (Superblock), LLC, Mosaic Special Member, LLC, Mosaic Secured Holdings, LLC and MREC Management, LLC.*

10.1	Interest Exchange Agreement, dated as of November 3, 2021, by and among Ready Capital Corporation, Sutherland Partners, L.P., MREC Management, LLC and Mosaic Special Member, LLC.*

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted. Ready Capital agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Mergers, Ready Capital will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a prospectus and a proxy statement of Ready Capital. Ready Capital also expects to file with the SEC other documents regarding the Mergers. The Mergers will be submitted to the stockholders of Ready Capital and to the Mosaic Fund investors for their consideration. The definitive proxy statement/prospectus will be sent to the stockholders of Ready Capital and the Mosaic Fund investors, and will contain important information regarding the proposed Mergers and related matters. This Current Report on Form 8-K is not a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that Ready Capital may file with the SEC or send to its stockholders in connection with the Mergers. STOCKHOLDERS OF READY CAPITAL AND MOSAIC FUND INVESTORS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGERS WHEN THEY BECOME AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, THE MOSAIC PARTIES, THE PROPOSED MERGERS, AND RELATED MATTERS. Stockholders of Ready Capital and the Mosaic Fund investors may obtain free copies of the registration statement, the proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Ready Capital (when they become available) at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Ready Capital will be made available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ready Capital and its directors and executive officers, and certain other affiliates of Ready Capital may be deemed to be “participants” in the solicitation of proxies from the stockholders of Ready Capital in connection with the proposed Mergers. Information regarding Ready Capital and its directors and executive officers and their ownership of Ready Capital Common Stock can be found in Ready Capital’s annual report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 30, 2021. Additional information regarding the interests of such participants in the Mergers will be included in the proxy statement/prospectus and other relevant documents relating to the proposed Mergers when they are filed with the SEC. Free copies of these documents may be obtained from the sources described above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of Ready Capital and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Ready Capital cannot give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Mergers, including their financial and operational impact, the benefits of the Mergers, the expected timing of completion of the Mergers, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Ready Capital may not approve the issuance of Ready Capital Common Stock in connection with the Mergers; the possibility that the members and other investors of the Mosaic Funds may not approve the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Mergers in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Mergers; the risk that any announcements relating to the Mergers could have adverse effects on the market price of Ready Capital Common Stock; the risk that the Mergers and their announcement could have an adverse effect on the operating results and businesses of Ready Capital and the Mosaic Merger Entities generally; the outcome of any legal proceedings relating to the Mergers; the ability to successfully integrate the businesses following the Mergers; the ability to retain key personnel; the impact of the COVID-19 pandemic on the business and operations, financial condition, results of operations, and liquidity and capital resources of Ready Capital and the Mosaic Merger Entities; conditions in the market for mortgage-related investments; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; market conditions; general economic conditions; legislative and regulatory changes that could adversely affect the business of Ready Capital or the Mosaic Merger Entities; risks related to integrating a constructing lending platform; risks related to the origination and ownership of construction loans and other assets, which are typically short-term loans that are subject to additional risks as compared to loans secured by existing structures or land; and risks relating to the COVID-19 pandemic and its effect, including the responses of governments and industries, on the construction sector and projects. All such factors are difficult to predict, including those risks set forth in Ready Capital’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Ready Capital’s website at http://www.readycapital.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Ready Capital does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: November 9, 2021	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer